Exhibit 99.2
Employers Holdings, Inc.
Fourth Quarter and Full Year 2021
Financial Supplement

February 16, 2022

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

3	Consolidated Financial Highlights

4	Summary Consolidated Balance Sheets

5	Summary Consolidated Income Statements

6-9	Net Income Before Income Taxes by Segment

10	Return on Equity

11	Roll-forward of Unpaid Losses and LAE

12	Consolidated Investment Portfolio

13	Book Value Per Share

14	Earnings Per Share

15	Non-GAAP Financial Measures

16	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2021	2020	% change	2021	2020	% change
Selected financial highlights:
Gross premiums written	$142.0	$123.9	15%	$589.7	$580.1	2%
Net premiums written	140.4	122.9	14	583.1	574.9	1
Net premiums earned	156.4	151.5	3	574.4	615.3	(7)
Net investment income	17.7	18.0	(2)	72.7	76.3	(5)
Net income before impact of the LPT(1)	49.5	59.5	(17)	107.8	107.9	—
Adjusted net income(1)	29.8	42.8	(30)	67.9	93.5	(27)
Net income before income taxes	68.4	80.4	(15)	147.0	147.7	—
Net income	54.8	64.0	(14)	119.3	119.8	—
Comprehensive income	37.0	67.4	(45)	64.8	169.6	(62)
Total assets				3,783.2	3,922.6	(4)
Stockholders' equity				1,213.1	1,212.8	—
Stockholders' equity including the Deferred Gain(2)				1,327.5	1,338.2	(1)
Adjusted stockholders' equity(2)				1,266.9	1,223.1	4
Annualized adjusted return on stockholders' equity(3)	9.5%	14.2%	(33)%	5.5%	7.6%	(28)
Amounts per share:
Cash dividends declared per share	$0.25	$0.25	—%	$1.00	$1.00	—%
Earnings per diluted share(4)	1.94	2.19	(11)	4.17	3.97	5
Earnings per diluted share before impact of the LPT(4)	1.76	2.04	(14)	3.77	3.57	6
Adjusted earnings per diluted share(4)	1.06	1.46	(27)	2.37	3.10	(24)
Book value per share(2)				43.73	42.46	3
Book value per share including the Deferred Gain(2)				47.85	46.85	2
Adjusted book value per share(2)				45.67	42.82	7
Financial information by Segment(5):
Net income (loss) before income taxes:
Employers	$69.7	$83.4	(16)%	$161.3	$164.0	(2)%
Cerity	(2.4)	(3.6)	33	(9.6)	(13.5)	29
Corporate and Other	1.1	0.6	83%	(4.7)	(2.8)	(68)

(1) See Page 5 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 13 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 10 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 14 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 6-9 for details and Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2021	December 31, 2020
ASSETS
Available for sale:
Investments, cash and cash equivalents	$2,811.3	$2,917.8
Accrued investment income	14.5	15.3
Premiums receivable, net	244.7	232.1
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	483.8	504.2
Deferred policy acquisition costs	43.7	43.2
Contingent commission receivable—LPT Agreement	13.9	13.4
Other assets	171.3	196.6
Total assets	$3,783.2	$3,922.6

LIABILITIES
Unpaid losses and LAE	$1,981.2	$2,069.4
Unearned premiums	304.7	299.1
Commissions and premium taxes payable	42.1	43.0
Deferred Gain	114.4	125.4
FHLB Advances (1)	—	20.0
Other liabilities	127.7	152.9
Total liabilities	$2,570.1	$2,709.8

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$411.3	$404.9
Retained earnings	1,338.5	1,247.9
Accumulated other comprehensive income, net	60.6	115.1
Treasury stock, at cost	(597.3)	(555.1)
Total stockholders’ equity	1,213.1	1,212.8
Total liabilities and stockholders’ equity	$3,783.2	$3,922.6

Stockholders' equity including the Deferred Gain (2)	$1,327.5	$1,338.2
Adjusted stockholders' equity (2)	1,266.9	1,223.1
Book value per share (2)	$43.73	$42.46
Book value per share including the Deferred Gain (2)	47.85	46.85
Adjusted book value per share (2)	45.67	42.82

(1) FHLB = Federal Home Loan Bank
(2) See Page 13 for calculations and Page 15 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenues:
Net premiums earned	$156.4	$151.5	$574.4	$615.3
Net investment income	17.7	18.0	72.7	76.3
Net realized and unrealized gains on investments(1)	25.0	21.3	54.6	19.0
Other income	0.7	0.3	1.4	0.8
Total revenues	199.8	191.1	703.1	711.4
Expenses:
Losses and LAE incurred	(70.7)	(47.9)	(315.2)	(302.4)
Commission expense	(21.4)	(18.9)	(76.1)	(78.8)
Underwriting and general and administrative expenses	(39.2)	(43.4)	(160.2)	(181.3)
Interest and financing expenses	(0.1)	(0.4)	(0.5)	(0.4)
Other expenses	—	(0.1)	(4.1)	(0.8)
Total expenses	(131.4)	(110.7)	(556.1)	(563.7)
Net income before income taxes	68.4	80.4	147.0	147.7
Income tax expense	(13.6)	(16.4)	(27.7)	(27.9)
Net income	54.8	64.0	119.3	119.8
Unrealized AFS investment gains (losses) arising during the period, net of tax(2)	(17.4)	5.3	(51.3)	53.4
Reclassification adjustment for realized AFS investment gains in net income, net of tax(2)	(0.4)	(1.9)	(3.2)	(3.6)
Total Comprehensive income	$37.0	$67.4	$64.8	$169.6
Net income	$54.8	$64.0	$119.3	$119.8
Amortization of the Deferred Gain - losses	(1.7)	(2.6)	(6.7)	(8.7)
Amortization of the Deferred Gain - contingent commission	(0.5)	(0.5)	(1.7)	(1.8)
LPT reserve adjustment	(2.6)	(1.2)	(2.6)	(1.2)
LPT contingent commission adjustments	(0.5)	(0.2)	(0.5)	(0.2)
Net income before impact of the LPT Agreement (3)	$49.5	$59.5	$107.8	$107.9
Net realized and unrealized gains on investments	(25.0)	(21.3)	(54.6)	(19.0)
Non-recurring severance costs and asset impairment charges	—	0.1	4.1	0.8
Income tax expense related to items excluded from Net income	5.3	4.5	10.6	3.8
Adjusted net income (3)	$29.8	$42.8	$67.9	$93.5

(1) Includes unrealized gains (losses) on equity securities and other invested assets of $23.6 million and $17.8 million for the three months ended December 31 2021 and 2020, respectively, and $34.9 million and $(6.3) million for the year ended December 31, 2021 and 2020, respectively
(2) AFS = Available for Sale securities
(3) See Page 15 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Year Ended December 31, 2021		(in millions)
Gross premiums written		$588.2	$1.5	$—	$589.7
Net premiums written		581.6	1.5	—	583.1

Net premiums earned	A	573.7	0.7	—	574.4
Net investment income		69.3	2.8	0.6	72.7
Net realized and unrealized gains (losses) on investments		54.5	0.3	(0.2)	54.6
Other income		1.4	—	—	1.4
Total revenues		698.9	3.8	0.4	703.1

Losses and LAE incurred	B	(326.2)	(0.5)	11.5	(315.2)
Commission expense	C	(76.1)	—	—	(76.1)
Underwriting expenses	D	(131.2)	(12.9)	—	(144.1)
General and administrative expenses		—	—	(16.1)	(16.1)
Interest and financing expenses		—	—	(0.5)	(0.5)
Other expenses		(4.1)	—	—	(4.1)
Total expenses		(537.6)	(13.4)	(5.1)	(556.1)
Net income (loss) before income taxes		$161.3	$(9.6)	$(4.7)	$147.0

Underwriting income (loss)	A+B+C+D	$40.2	$(12.7)

Loss and LAE expense ratio:
Current year		63.8%	n/m
Prior years		(6.9)	—
Loss and LAE ratio		56.9	n/m
Commission expense ratio		13.3	n/m
Underwriting expense ratio		22.9	n/m
Combined ratio		93.1%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Year Ended December 31, 2020		(in millions)
Gross premiums written		$579.8	$0.3	$—	$580.1
Net premiums written		574.6	0.3	—	574.9

Net premiums earned	A	615.1	0.2	—	615.3
Net investment income		72.1	3.1	1.1	76.3
Net realized and unrealized gains (losses) on investments		20.9	—	(1.9)	19.0
Other income		0.8	—	—	0.8
Total revenues		708.9	3.3	(0.8)	711.4

Losses and LAE incurred	B	(314.2)	(0.1)	11.9	(302.4)
Commission expense	C	(78.8)	—	—	(78.8)
Underwriting expenses	D	(151.1)	(16.6)	—	(167.7)
General and administrative expenses		—	—	(13.6)	(13.6)
Interest and financing expenses		(0.1)	—	(0.3)	(0.4)
Other expenses		(0.7)	(0.1)	—	(0.8)
Total expenses		(544.9)	(16.8)	(2.0)	(563.7)
Net income (loss) before income taxes		$164.0	$(13.5)	$(2.8)	$147.7

Underwriting income (loss)	A+B+C+D	$71.0	$(16.5)

Loss and LAE expense ratio:
Current year		64.3%	n/m
Prior years		(13.2)	—
Loss and LAE ratio		51.1	n/m
Commission expense ratio		12.8	n/m
Underwriting expense ratio		24.6	n/m
Combined ratio		88.5%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended December 31, 2021		(in millions)
Gross premiums written		$141.5	$0.5	$—	$142.0
Net premiums written		139.9	0.5	—	140.4

Net premiums earned	A	156.1	0.3	—	156.4
Net investment income		16.7	0.7	0.3	17.7
Net realized and unrealized gains on investments		24.8	0.1	0.1	25.0
Other income		0.7	—	—	0.7
Total revenues		198.3	1.1	0.4	199.8

Losses and LAE incurred	B	(75.9)	(0.2)	5.4	(70.7)
Commission expense	C	(21.4)	—	—	(21.4)
Underwriting expenses	D	(31.3)	(3.3)	—	(34.6)
General and administrative expenses		—	—	(4.6)	(4.6)
Interest and financing expenses		—	—	(0.1)	(0.1)
Other expenses		—	—	—	—
Total expenses		(128.6)	(3.5)	0.7	(131.4)
Net income (loss) before income taxes		$69.7	$(2.4)	$1.1	$68.4

Underwriting income (loss)	A+B+C+D	$27.5	$(3.2)

Loss and LAE expense ratio:
Current year		64.2%	n/m
Prior years		(15.6)	—
Loss and LAE ratio		48.6	n/m
Commission expense ratio		13.7	n/m
Underwriting expense ratio		20.1	n/m
Combined ratio		82.4%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment(1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended December 31, 2020		(in millions)
Gross premiums written		$123.7	$0.2	$—	$123.9
Net premiums written		122.7	0.2	—	122.9

Net premiums earned	A	151.4	0.1	—	151.5
Net investment income		17.2	0.6	0.2	18.0
Net realized and unrealized gains on investments		20.8	0.5	—	21.3
Other income		0.3	—	—	0.3
Total revenues		189.7	1.2	0.2	191.1

Losses and LAE incurred	B	(52.4)	—	4.5	(47.9)
Commission expense	C	(18.9)	—	—	(18.9)
Underwriting expenses	D	(34.9)	(4.7)	—	(39.6)
General and administrative expenses		—	—	(3.8)	(3.8)
Interest and financing expenses		(0.1)	—	(0.3)	(0.4)
Other expenses		—	(0.1)	—	(0.1)
Total expenses		(106.3)	(4.8)	0.4	(110.7)
Net income (loss) before income taxes		$83.4	$(3.6)	$0.6	$80.4

Underwriting income (loss)	A+B+C+D	$45.2	$(4.6)

Loss and LAE expense ratio:
Current year		60.8%	n/m
Prior years		(26.2)	—
Loss and LAE ratio		34.6	n/m
Commission expense ratio		12.5	n/m
Underwriting expense ratio		23.1	n/m
Combined ratio		70.2%	n/m

n/m - not meaningful
(1) See Page 16 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Years Ended
		December 31,		December 31,
		2021	2020	2021	2020

Net income	A	$54.8	$64.0	$119.3	$119.8
Impact of the LPT Agreement		(5.3)	(4.5)	(11.5)	(11.9)
Net realized and unrealized gains on investments		(25.0)	(21.3)	(54.6)	(19.0)
Non-recurring severance costs and asset impairment charges		—	0.1	4.1	0.8
Income tax expense related to items excluded from Net income		5.3	4.5	10.6	3.8
Adjusted net income(1)	B	$29.8	$42.8	$67.9	$93.5

Stockholders' equity - end of period		$1,213.1	$1,212.8	$1,213.1	$1,212.8
Stockholders' equity - beginning of period		1,189.9	1,167.4	1,212.8	1,165.8
Average stockholders' equity	C	$1,201.5	$1,190.1	$1,213.0	$1,189.3

Stockholders' equity - end of period		$1,213.1	$1,212.8	$1,213.1	$1,212.8
Deferred Gain - end of period		114.4	125.4	114.4	125.4
Accumulated other comprehensive income, before taxes - end of period		(76.7)	(145.7)	(76.7)	(145.7)
Income tax related to accumulated other comprehensive income - end of period		16.1	30.6	16.1	30.6
Adjusted stockholders' equity - end of period		1,266.9	1,223.1	1,266.9	1,223.1
Adjusted stockholders' equity - beginning of period		1,230.7	1,185.4	1,223.1	1,237.6
Average adjusted stockholders' equity(1)	D	$1,248.8	$1,204.3	$1,245.0	$1,230.4

Return on stockholders' equity	A / C	4.6%	5.4%	9.8%	10.1%
Annualized return on stockholders' equity		18.2	21.5

Adjusted return on stockholders' equity(1)	B / D	2.4	3.6	5.5	7.6
Annualized adjusted return on stockholders' equity(1)		9.5	14.2

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2021	2020	2021	2020

Unpaid losses and LAE at beginning of period	$2,002.1	$2,141.4	$2,069.4	$2,192.8
Less reinsurance recoverable on unpaid losses and LAE	478.4	513.7	497.0	532.5
Net unpaid losses and LAE at beginning of period	1,523.7	1,627.7	1,572.4	1,660.3
Losses and LAE incurred:
Current year	100.3	92.1	366.5	395.9
Prior years - voluntary business	(23.0)	(38.7)	(38.0)	(80.2)
Prior years - involuntary business	(1.2)	(1.0)	(1.8)	(1.4)
Total losses incurred	76.1	52.4	326.7	314.3
Losses and LAE paid:
Current year	34.0	32.9	76.6	83.6
Prior years	61.5	74.8	318.2	318.6
Total paid losses	95.5	107.7	394.8	402.2
Net unpaid losses and LAE at end of period	1,504.3	1,572.4	1,504.3	1,572.4
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	476.9	497.0	476.9	497.0
Unpaid losses and LAE at end of period	$1,981.2	$2,069.4	$1,981.2	$2,069.4
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments, which totaled $5.3 million and $4.5 million for the three months ended December 31, 2021 and 2020, respectively, and $11.5 million and $11.9 million for the year ended December 31, 2021 and 2020, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2021				December 31, 2020
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,266.1	$76.6	$2,342.7	83%	$2,479.2	85%
Equity securities	218.2	126.2	344.4	12	215.2	7
Other invested assets	34.1	4.3	38.4	1	36.2	1
Short-term investments	10.5	—	10.5	—	26.6	1
Cash and cash equivalents	75.1	—	75.1	3	160.4	5
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,604.2	$207.1	$2,811.3	100%	$2,917.8	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and Agencies	$66.5	$1.6	$68.1	3%	$81.4	3%
States and Municipalities	413.8	22.3	436.1	19	482.7	19
Corporate Securities	1,035.1	45.2	1,080.3	46	1,046.4	42
Mortgage-Backed Securities	406.9	7.2	414.1	18	563.4	23
Asset-Backed Securities	68.6	(0.1)	68.5	3	42.6	2
Collateralized loan obligations	85.5	(0.1)	85.4	4	83.6	3
Bank loans and other	189.7	0.5	190.2	8	179.1	7
Total fixed maturity securities	$2,266.1	$76.6	$2,342.7	100%	$2,479.2	100%

Weighted average ending book yield	3.0%	3.0%
Average credit quality (S&P)	A+	A+
Duration	3.4	3.2

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2021	December 31, 2020
Numerators:
Stockholders' equity	A	$1,213.1	$1,212.8
Deferred Gain		114.4	125.4
Stockholders' equity including the Deferred Gain(1)	B	1,327.5	1,338.2
Accumulated other comprehensive income, before taxes		(76.7)	(145.7)
Income taxes related to accumulated other comprehensive income, before taxes		16.1	30.6
Adjusted stockholders' equity(1)	C	$1,266.9	$1,223.1

Denominator (shares outstanding)	D	27,741,400	28,564,798

Book value per share(1)	A / D	$43.73	$42.46
Book value per share including the Deferred Gain(1)	B / D	47.85	46.85
Adjusted book value per share(1)	C / D	45.67	42.82

Cash dividends declared per share		$1.00	$1.00

YTD Change in:(2)
Book value per share		5.3%	16.9%
Book value per share including the Deferred Gain		4.3	15.2
Adjusted book value per share		9.0	11.0

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2021	2020	2021	2020
Numerators:
Net income	A	$54.8	$64.0	$119.3	$119.8
Impact of the LPT Agreement		(5.3)	(4.5)	(11.5)	(11.9)
Net income before impact of the LPT (1)	B	$49.5	$59.5	$107.8	$107.9
Net realized and unrealized gains on investments		(25.0)	(21.3)	(54.6)	(19.0)
Non-recurring severance costs and asset impairment charges		—	0.1	4.1	0.8
Income tax expense related to items excluded from Net income		5.3	4.5	10.6	3.8
Adjusted net income (1)	C	$29.8	$42.8	$67.9	$93.5

Denominators:
Average common shares outstanding (basic)	D	27,931,565	28,931,963	28,289,118	29,912,063
Average common shares outstanding (diluted)	E	28,178,237	29,227,878	28,600,993	30,204,864

Earnings per share:
Basic	A / D	$1.96	$2.21	$4.22	$4.01
Diluted	A / E	1.94	2.19	4.17	3.97

Earnings per share before impact of the LPT:(1)
Basic	B / D	$1.77	$2.06	$3.81	$3.61
Diluted	B / E	1.76	2.04	3.77	3.57

Adjusted earnings per share:(1)
Basic	C / D	$1.07	$1.48	$2.40	$3.13
Diluted	C / E	1.06	1.46	2.37	3.10

(1) See Page 15 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 5 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 13 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 13 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 10 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 13 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment is defined as traditional business offered through the EMPLOYERS brand name through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment is defined as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company.  These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.